UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

ITEM 2.02.	Results of Operations and Financial Condition.

On April 20, 2006, MeadWestvaco Corporation issued a news release announcing results for the quarter ended March 31, 2006. A copy of the news release and other materials are attached hereto as Exhibit 99.1 and Exhibit 99.2.

The information is being furnished under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9- Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Ex. No.	Description
99.1	News Release dated April 20, 2006

99.2	Presentation material for news release conference call dated April 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By	/s/ John J. Carrara
John J. Carrara Assistant Secretary

Date: April 20, 2006

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	News Release dated April 20, 2006

Exhibit 99.2	Presentation material for news release conference call dated April 20, 2006